Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Modular Medical, Inc. (the “Company”) for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of James E. Besser, Chief Executive Officer of the Company, and Paul M. DiPerna, Chairman, President, Chief Financial Officer and Treasurer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 17, 2026	By:	/s/ James E. Besser
James E. Besser
Chief Executive Officer
(Principal Executive Officer)

Date: February 17, 2026	By:	/s/ Paul M. DiPerna
Paul M. DiPerna
Chairman, President, Chief Financial Officer and Treasurer
(Principal Financial Officer)